EXHIBIT 99.1










                   ADVISED REVOLVING LINE OF CREDIT AGREEMENT

                                 BY AND BETWEEN

            AMSOUTH BANK, a bank organized under the laws of Alabama

                                      AND

              CARROLL FULMER & COMPANY, INC. a Florida corporation
       CAROLINA PACIFIC DISTRIBUTORS, INC., a North Carolina corporation
                CAPITOL WAREHOUSE, INC., a Kentucky corporation
                 SERVICE EXPRESS, INC., an Alabama corporation





                          DATED AS OF DECEMBER 18, 1997


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ARTICLE I - DEFINITIONS...................................................1
         Section 1.1.  Capital Expenditures...............................1
         Section 1.2.  Capitalization.....................................2
         Section 1.3.  Current Assets.....................................2
         Section 1.4.  Current Liabilities................................2
         Section 1.5.  Debt...............................................2
         Section 1.6.  Event of Default...................................2
         Section 1.7.  Generally Accepted Accounting Principles...........2
         Section 1.8.  Interest Expense...................................3
         Section 1.9.  Liabilities........................................3
         Section 1.10. LIBOR Reserve Requirement..........................3
         Section 1.11. Loan Documents.....................................3
         Section 1.12. Net Cash Flow. ....................................3
         Section 1.13. Net Income Available for Debt Service..............3
         Section 1.14. Net Income Available for Interest Payments.........3
         Section 1.15. Net Worth..........................................4
         Section 1.16. Permitted Contests.................................4
         Section 1.17. Qualified Investments..............................4
         Section 1.18. Receivables........................................4
         Section 1.19. Reserve Adjusted LIBOR Rate........................5
         Section 1.20. Tangible Net Worth.................................5
         Section 1.21. Total Liabilities..................................5

ARTICLE II - AMOUNT AND TERMS OF LOAN.....................................6
         Section 2.1.  Amount.............................................6
         Section 2.2.  Note...............................................6
         Section 2.3.  Interest and Principal.............................6
         Section 2.4.  Increased Costs, Illegality, Etc...................6
         Section 2.5.  Funding Limitations................................7

ARTICLES III - SECURITY AND GUARANTY......................................8
         Section 3.1.  Security Interest..................................8
         Section 3.2.  Guaranty...........................................8
         Section 3.3.  Security Documents.................................8
         Section 3.4.  Filing and Recording...............................9

ARTICLE IV - BORROWER'S AND GUARANTOR'S REPRESENTATIONS AND
         WARRANTIES.......................................................9
         Section 4.1.  Organization and Standing of Carroll Fulmer........9
         Section 4.2.  Organization and Standing of Carolina Pacific......9
         Section 4.3.  Organization and Standing of Capitol Warehouse....10
         Section 4.4.  Organization and Standing of Service Express......10
         Section 4.5.  Organization and Standing of Guarantor............10
         Section 4.6.  Corporate Power and Authority.....................10


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         Section 4.7.  Valid and Binding Obligations.....................10
         Section 4.8.  Consent or Filing.................................11
         Section 4.9.  Financial Condition of the Borrower...............11
         Section 4.10. Litigation. ......................................11
         Section 4.11. Disclosure and No Untrue Statements. .............11
         Section 4.12. Title to Collateral...............................12
         Section 4.13. Payment of Taxes. ................................12
         Section 4.14. Agreement or Contract Restrictions. ..............12
         Section 4.15. Patents, Trademarks, Etc. ........................12
         Section 4.16. Investment Company Act; Regulation................12
         Section 4.17. Labor Matters. ...................................13
         Section 4.18. ERISA Requirement. ...............................13
         Section 4.19. Compliance With Environmental Requirements. ......13
         Section 4.20. Use of Credit. ...................................14

ARTICLE V - CONDITIONS PRECEDENT.........................................14
         Section 5.1.  Documents and Instruments.........................14
         Section 5.2.  Correctness of Warranties.........................15
         Section 5.3.  Certificates of Resolution........................15
         Section 5.4.  Expenses of Lender................................15
         Section 5.5.  Supporting Documents. ............................15
         Section 5.6.  Opinion of the Borrower's Counsel. ...............16

ARTICLE VI - BORROWER'S AND GUARANTOR'S AFFIRMATIVE COVENANTS............16
         Section 6.1.  Corporate Existence and Qualification.............16
         Section 6.2.  Financial Statements..............................17
         Section 6.3.  Executive Officer's Certificates..................17
         Section 6.4.  Taxes and Claims..................................17
         Section 6.5.  Pay Indebtedness to Lender and Perform
                         Other Covenants.................................18
         Section 6.6.  Litigation........................................18
         Section 6.7.  Right of Inspection; Discussions. ................18
         Section 6.8.  Notices.  ........................................18
         Section 6.9.  ERISA Benefit Plans. .............................19
         Section 6.10. Insurance.........................................19
         Section 6.11. Main Bank of Account..............................20
         Section 6.12. Net Worth Requirement.............................20
         Section 6.13. Leverage Ratio....................................20
         Section 6.14. Interest Coverage Ratio...........................20
         Section 6.15. Lockbox and Accounts Receivable...................20
         Section 6.16. Field Audits......................................23
         Section 6.17. Collateral Reporting..............................23
         Section 6.18. Observance of Laws. ..............................24
         Section 6.19. Subsidiaries......................................24
         Section 6.20. Capitalization Ratio..............................24



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ARTICLE VII - BORROWER'S NEGATIVE COVENANTS..............................24
         Section 7.1.  Type of Business..................................24
         Section 7.2.  Change in Ownership or Management.................24
         Section 7.3.  Acquisitions and Mergers..........................24
         Section 7.4.  Capital Expenditures..............................25
         Section 7.5.  Guaranty..........................................25
         Section 7.6.  Investment and Loans..............................25
         Section 7.7.  Disposition or Encumbrance of Receivables.........25
         Section 7.8.  Sale-Leasebacks...................................25
         Section 7.9.  Leases............................................25
         Section 7.10. Liens.............................................26
         Section 7.11. Take or Pay Contracts.............................26
         Section 7.12. Other Special Covenants...........................27

ARTICLE VIII - EVENTS OF DEFAULT.........................................27
         Section 8.1.  Events............................................27
                  (a)  Payment of Obligations to Lender. ................27
                  (b)  Representation or Warranty. ......................27
                  (c)  Covenants. .......................................27
                  (d)  The Borrower's Liquidation; Dissolution;
                          Bankruptcy; Etc. ..............................27
                  (e)  Order of Dissolution. ............................28
                  (f)  Reports and Certificates. ........................28
                  (g)  Judgments. .......................................28
                  (h)  Liens Imposed by Law. ............................28
                  (i)  Corporate Existence. .............................28
         Section 8.2.  Rights and Remedies Cumulative....................29
         Section 8.3.  Rights and Remedies Not Waived....................29
         Section 8.4.  Waiver of Default.................................29

ARTICLE IX - MISCELLANEOUS...............................................30
         Section 9.1.  Course of Dealing; Amendments; Waiver. ...........30
         Section 9.2.  Lien; Setoff By Lender............................30
         Section 9.3.  Liability of Lender to Third Parties..............30
         Section 9.4.  Waivers...........................................30
         Section 9.5.  Assignment and Participation......................31
         Section 9.6.  Funds Not Assignable..............................31
         Section 9.7.  Indemnity.........................................31
         Section 9.8.  Termination by the Borrower.......................32
         Section 9.9.  Arbitration.  ....................................32
         Section 9.10. Notices...........................................32
         Section 9.11. Controlling Agreement.............................32
         Section 9.12. Titles............................................32
         Section 9.13. Venue and Jurisdiction. ..........................33
         Section 9.14. Governing Law. ...................................33


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         Section 9.15. Legal or Governmental Limitations. ...............33
         Section 9.16. Counterparts. ....................................33
         Section 9.17. Waiver of Trial By Jury...........................33
         Section 9.18. Confidentiality...................................34
         Section 9.19. Total Liability of Each Co-Borrower...............34




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                   ADVISED REVOLVING LINE OF CREDIT AGREEMENT


       THIS AGREEMENT dated as of the 18th day of December, 1997, by and between AMSOUTH BANK, a bank organized under the laws of Alabama, whose mailing address is Post Office Box 588001, Orlando, Florida 32858 (the "Lender"), and CARROLL FULMER & COMPANY, INC., a Florida corporation, whose address is P. O. Box 5000, Groveland, Florida 34736-5000 ("Carroll Fulmer") and CAROLINA PACIFIC DISTRIBUTORS, INC., a North Carolina corporation, whose address is 5625 Surrett Drive Extension, Archdale, North Carolina 27263 ("Carolina Pacific") and CAPITOL WAREHOUSE, INC., a Kentucky corporation, whose address is 403 W. Main Street, Frankfurt, Kentucky 40601 ("Capitol Warehouse") and SERVICE EXPRESS, INC., an Alabama corporation, whose address is P.O. Box 1009, Tuscaloosa, Alabama 35403 ("Service Express") (Carroll Fulmer, Carolina Pacific, Capitol Warehouse and Service Express are together hereinafter referred to as the "Borrower" and individually referred to as a "Co-Borrower"; references applicable to Borrower shall also be applicable to each Co-Borrower), and TRANSIT GROUP, INC., a Florida corporation, whose address is Overlook III, 2859 Paces Ferry Road, Suite 1740, Atlanta, Georgia 30339 (the "Guarantor").


                              W I T N E S S E T H:

         WHEREAS, the Borrower has requested the Lender to lend to Borrower for the purpose of supporting working capital needs and acquisitions; and

         WHEREAS, the Guarantor will derive a benefit from such loan and therefore has agreed to guarantee the debt of Borrower to Lender and enter into this Agreement; and

         WHEREAS, subject to the continued acceptability of the collateral referred to herein and subject to the compliance by the Borrower and Guarantor with all of the terms and conditions hereof, the Lender is willing to make such loan on the terms and conditions and on the security hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual promises, conditions, representations and warranties hereinafter set forth and for other good and valuable consideration, the parties hereto have mutually agreed as follows:


                             ARTICLE I - DEFINITIONS

         Section 1.1.      Capital Expenditures.

         Capital Expenditures means any expenditures for fixed assets or that is properly chargeable to capital account in accordance with generally accepted accounting principles.



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         Section 1.2.      Capitalization.

         Capitalization means Net Worth plus Debt.

         Section 1.3.      Current Assets.

         Current Assets means assets that, in accordance with generally accepted accounting principles, are current assets; provided, however, that (1) inventories shall be taken into account on the basis of cost or current market value, whichever is lower, or, to the extent that such inventories are required for delivery under then-existing contracts, the applicable contract price, (2) current assets shall not include any intangible assets or any securities that are not readily marketable, (3) securities included as current assets shall be taken into account at the current market price thereof, and (4) current assets shall not include any amounts due from or owed by any shareholder, partner, member (as applicable) or affiliate of the Guarantor, the Co-Borrowers or any of its Subsidiaries.

         Section 1.4.      Current Liabilities.

         Current Liabilities means, as of the date of determination, all Debt maturing on demand or within one year from, and that is not renewable at the option of the obligor to a date later than one year after, the date as of which such determination is made and all other items (including taxes accrued as estimated) that, in accordance with generally accepted accounting principles, would be included as current liabilities.

         Section 1.5.      Debt.

         Debt of any person means (1) all indebtedness, whether or not represented by bonds, debentures, notes or other securities, for the repayment of borrowed money, (2) all deferred indebtedness for the payment of the purchase price of property or assets purchased, except trade accounts payable, (3) all capitalized lease obligations, (4) all indebtedness secured by any Lien on any property of such person, whether or not indebtedness secured thereby has been assumed, (5) all obligations with respect to any conditional sale contract or title retention agreement, (6) all indebtedness and obligations arising under acceptance facilities or in connection with surety or similar bonds, and the outstanding amount of all letters of credit issued for the account of such person, and (7) all obligations with respect to interest rate swap agreements.

         Section 1.6.      Event of Default.

         "Event of Default" means any of the events specified in Section 8.1 hereof.

         Section 1.7.      Generally Accepted Accounting Principles.

         "Generally Accepted Accounting Principles" means those principles of accounting set forth in Opinions of the Financial Accounting Standards Board of the American Institute of Certified

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Public Accountants or which have other substantial authoritative support and are applicable in the circumstances as of the date of any report required herein or as of the date of an application of such principles as required herein.

         Section 1.8.      Interest Expense.

         Interest Expense means interest payable on Debt during the period in question.

         Section 1.9.      Liabilities.

         Liabilities means all Debt and all other items (including taxes accrued as estimated) that, in accordance with generally accepted accounting principles, would be included in determining total liabilities as shown on the liabilities side of a balance sheet.

         Section 1.10.     LIBOR Reserve Requirement.

         "LIBOR Reserve Requirement" means, for any day, the rate at which reserves (including, without limitation, any marginal, supplemental, or emergency reserves) are required to be maintained by member banks of the Federal Reserve System on such day against Eurocurrency liabilities, expressed as a decimal.

         Section 1.11.     Loan Documents.

         "Loan Documents" means and includes the Note, this Agreement, the corporate resolution, and any and all other documents executed in connection with this loan accommodation.

         Section 1.12.     Net Cash Flow.

         Net Cash Flow for any period means net income (or the net deficit, if expenses and charges exceed revenues and other proper income credits) for such period, plus amounts that have been deducted for (1) depreciation and (2) amortization in determining net income for such period.

         Section 1.13.     Net Income Available for Debt Service.

         Net Income Available for Debt Service for any period means net income (or the net deficit, if expenses and charges exceed revenues and other proper income credits) for such period, plus amounts that have been deducted for (1) depreciation, (2) amortization and (3) Interest Expense in determining net income for such period.

         Section 1.14.     Net Income Available for Interest Payments.

         Net Income Available for Interest Payments means net income (or the net deficit, if expenses and charges exceed revenues and other proper income credits) for such period plus amounts that

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have been deducted for (1) Interest  Expense,  (2) income and profit taxes,  and
(3) amortization of debt discount in determining net income for such period.

         Section 1.15.     Net Worth.

         Net Worth means the sum of the amounts set forth on the balance sheet as shareholders' equity (including the par or stated value of all outstanding capital stock, retained earnings, additional paid-in capital, capital surplus and earned surplus).

         Section 1.16.     Permitted Contests.

         Permitted Contests means litigation or administrative proceedings pursued by Borrower in good faith regarding taxes or construction liens.

         Section 1.17.     Qualified Investments.

         Qualified Investments means:

                  (1) direct obligations of, or obligations the payment of which is guaranteed by the United States of America ("Federal Securities"),

                  (2) an interest in any trust or fund that invests solely in Federal Securities,

                  (3) a certificate of deposit issued by, or other interest-bearing deposit with, any bank organized under the laws of the United States of America or any state thereof, provided that (A) such bank has capital, surplus and undivided profits of not less that $50,000,000, (B) such deposit is insured by the Federal Deposit Insurance Corporation, or (C) such deposit is collaterally secured by such bank by pledging Federal Securities having a market value (exclusive of accrued interest) not less than the face amount of such deposit (less the amount of such deposit insured by the Federal Deposit Insurance Corporation), and

                  (4) a purchase agreement with respect to Federal Securities, provided that the Federal Securities subject to such repurchase agreement are held by or under the control of the Co-borrowers free and clear of third-party Liens.

         Section 1.18.     Receivables.

         "Receivables" means and includes all present and future accounts, commissions, contract rights, lease payment, chattel paper, instruments,
documents,  tax  refunds  payable  to  Borrower,   license  fees  and  proceeds,
royalties,   insurance  proceeds  and  general  intangibles  and  all  forms  of obligations owing, together with all documents or instruments of title representing the same and rights in any merchandise or goods which the same represent, together with all right, title, security and guarantees, with respect to each of the Receivables, including any right of stoppage in transit,

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whether the same are now or hereafter  owned.  "Receivables"  also  specifically include all rights of Borrower under any patent license agreement, technical assistance contract, product supply contract, or similar agreement and includes all trade names, trademarks, license agreements and all records pertaining to the accounts, debtors, and collateral and all computer software pertaining to the Receivables of Borrower.

         Section 1.19.     Reserve Adjusted LIBOR Rate.

         "Reserve Adjusted LIBOR Rate" means, for any "Interest Period" (as defined in the Note), an interest rate per annum obtained by dividing (i) the rate quoted on the Telerate page 3750 as of 11:00 a.m. London time, on the day that is two London banking days prior to the first day of the Interest Period, in an amount substantially equal to the "LIBOR-Based Rate" (as defined in the Note) and with a term substantially equal to such Interest Period, by (ii) an amount equal to 1 minus the LIBOR Reserve Requirement for such Interest Period. In the event the rate quoted by Telerate is discontinued or the rate otherwise cannot be identified, the Lender shall determine the LIBOR-Based Rate on the basis of quotes by major banks in the London interbank Eurodollar market for dollar deposits in an amount substantially equal to and for a term substantially equal to the Interest Period selected.

         Section 1.20.     Tangible Net Worth.

         Tangible Net Worth means the sum of the amounts set forth on the balance sheet as shareholders' equity (including the par or stated value of all outstanding capital stock, retained earnings, additional paid-in capital, capital surplus and earned surplus), less the sum of (1) any amount of any write-up of assets, (2) goodwill, (3) patents, trademarks, copyrights, leasehold improvements not recoverable at the expiration of a lease, and deferred charges (including unamortized debt, discount and expense, organization expenses, experimental and developmental expenses, but excluding prepaid expenses), (4) any amounts at which shares of capital stock of such person appear on the asset side of the balance sheet and (A) any amounts due from or owed by any shareholder or affiliate.

         Section 1.21.     Total Liabilities.

         Total Liabilities means all Debt and all other items (including taxes accrued as estimated) that, in accordance with generally accepted accounting principles, would be included in determining total liabilities as shown on the liabilities side of a balance sheet.



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                      ARTICLE II - AMOUNT AND TERMS OF LOAN

         Section 2.1.      Amount.

         The Lender agrees, on the terms and conditions of this Agreement, to lend to Borrower in an aggregate principal amount not to exceed TWENTY MILLION DOLLARS ($20,000,000.00) (hereinafter sometimes referred to as the "Loan" or "Line of Credit").

         Section 2.2.      Note.

         The  obligation  to repay the loan is evidenced  by a revolving  credit note in the principal sum of TWENTY MILLION DOLLARS ($20,000,000.00) (the "Note" or "Revolving Credit Note"). Under the Loan, the Borrower may, subject to the terms, conditions herein set forth and subject to the approval of an officer of Lender, borrow from Lender, at such time and in such amounts not exceeding the total amount of TWENTY MILLION DOLLARS ($20,000,000.00).

         Section 2.3.      Interest and Principal.

         The interest on and principal of the Note shall be paid in accordance with the terms and conditions more particularly set forth in the Note.

         Section 2.4.      Increased Costs, Illegality, Etc.

                  (a) If either (i) the introduction of or any change in any law or regulation or in the interpretation or administration of any law or regulation by any court or administrative or governmental authority charged with the interpretation or administration thereof from the date hereof or (ii) the compliance with any guideline enacted after the date hereof or request from any such governmental authority, including, without limitation, any central bank (whether or not having the force of law), which is not caused by an act or omission of Lender, including without limitation, its failure to maintain adequate capital, (x) subjects Lender or any corporation controlling Lender to any tax of any kind whatsoever with respect to this Agreement, or changes the basis of taxation of payments to Lender of principal, commissions, fees, interest, or any other amount payable hereunder (except for (A) taxes on or measured by the overall net income of Lender or branch, office, or agency through which Lender is acting for purposes of this Agreement or (B) changes in the rate of such taxes); (y) imposes, modifies, or holds applicable any reserve, special deposit, compulsory loan, or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit or commitment therefor extended by, or any other acquisition of funds by, any office of Lender which are not otherwise included in any determination of the Reserve Adjusted LIBOR Rate or other interest payable hereunder; or (z) imposes on Lender or the corporation controlling Lender any other condition, and as a result there shall be any increase in the cost to Lender of agreeing to make or making, funding, or maintaining advances by an amount deemed by Lender to be material, then the Borrower shall from time to time, upon demand by Lender, pay directly to Lender additional amounts sufficient to compensate Lender for such increased

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cost. A certificate  as to the amount of such increased  cost,  submitted to the
Borrower by Lender, shall be conclusive and binding for all purposes, absent manifest error.

                  (b) If Lender determines that compliance with any law or regulation or with any guideline or request from any central bank or other governmental authority subsequent to the date hereof (whether or not having the force of law) concerning capital adequacy or otherwise has or would have the effect of reducing the rate of return on the capital of Lender or the corporation controlling Lender as a consequence of, or with reference to, the facilities hereunder, by an amount deemed by Lender to be material, the Borrower shall from time to time, upon demand by Lender, pay to Lender additional amounts sufficient to compensate Lender or such other corporation for such reduction. A certificate as to such amounts, submitted to the Borrower by Lender, shall be conclusive and binding for all purposes, absent manifest error.

                  (c) In the event the LIBOR Reserve Requirement increases subsequent to the date hereof, the interest rate applicable to the Note shall be the Reserve Adjusted LIBOR Rate.

         Section 2.5.      Funding Limitations.

         Until May 1, 1999, the maximum principal amount that may be outstanding from time to time under the Line of Credit shall not exceed the lesser of the following: (a) TWENTY MILLION DOLLARS ($20,000,000.00); or (b) eighty-five percent (85%) of the Co-Borrower's eligible Receivables. After May 1, 1999, the maximum principal amount that may be outstanding from time to time under the Line of Credit shall not exceed the lesser of the following: (a) TWENTY MILLION DOLLARS ($20,000,000.00); or (b) fifty percent (50%) of the Co-Borrower's eligible accounts receivable. Eligible accounts receivable shall not include any ineligible accounts receivable including those receivables described below. For purposes of determining the funding limitations, each Co-Borrower's borrowing base of eligible accounts receivable shall be determined separately and funding eligibility will be determined separately and accounts receivable from one
Co-Borrower may not be used to calculate the borrowing base for another Co-Borrower. The monies disbursed under the Line of Credit will be disbursed based on such Co-Borrower's borrowing base and disbursements may be made based on verbal or written request to Lender in Lender's sole discretion.

         The Lender shall have the right, in the good faith exercise of its sole discretion, to deem any specific accounts receivable ineligible for the purpose of calculating the maximum principal amount that may be outstanding from time to time under the Note, including but not limited to the following types of
Receivables: (1) invoices aged ninety (90) days or more past invoice date; (2) accounts that have over thirty-five percent (35%) of the total balance aged ninety (90) days or more past invoice date; (3) Receivables due from any government agency to the extent that such Receivables exceed 15% of each Co-Borrower's eligible accounts receivable; and (4) credit balances aged ninety
(90) days or more past invoice date; (5) accounts owed by foreign corporations which are not fully insured under the current credit insurance policy; (6) accounts owed by or due from affiliates, related parties, stockholders, or employees; (7) accounts that could be subject to the right of offset, including but not limited to contra accounts; (8) invoices issued for services rendered prior to the actual rendering of the services (i.e., pre-billed invoices); (9) post dated invoices; (10) any Receivables due

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from any entity to the extent that such Receivables exceed 15% of the Borrowers'
eligible Receivables; and (11) any Receivables resulting from any transaction not in the ordinary course of business. Lender shall have no obligation to fund if an Event of Default exists.


                      ARTICLES III - SECURITY AND GUARANTY

         As security for the full and timely payment of the principal and interest under the Note and for any and all other indebtedness or liability of the Borrower to the Lender, whether now existing or hereafter arising (all of which indebtedness is hereby referred to as "Indebtedness"), the Borrower grants and/or agrees to the following:

         Section 3.1.      Security Interest.

         The Borrower hereby grants the Lender and shall cause to be granted to the Lender a first prior and exclusive lien and security interest in and a continuing first lien upon the following property (all of which is herein referred to collectively as the "Collateral"):

         (a) All "Receivables", as defined in Section 1.18 hereof, of Borrower; and

         (b) All proceeds, products and accessions of and to all of the foregoing.

         Section 3.2.      Guaranty.

         The Borrower shall cause to be duly executed and delivered to the Lender the unlimited guaranty of the Guarantor, whereby the Guarantor guarantees the Borrower's obligations under the Note, this Agreement and the Security Documents as hereinafter defined. The Guarantor, by its execution of this Agreement, agrees that any and all loans, indebtedness or other liability of the Borrower to the Guarantor shall at all times be subordinate to the indebtedness of the Borrower to the Lender.

         Section 3.3.      Security Documents.

         The Borrower, in order to describe the terms and conditions under which the Collateral will be held by the Lender, shall execute and deliver to the Lender, in form and substance satisfactory to the Lender, any and all security agreements, financing statements, and any other documents relating to any security as the Lender shall require from time to time (all herein together with the Note and this Agreement referred to collectively as the "Security Documents"). Concurrent with the execution of the Note, the Borrower shall deliver to the Lender executed Security Documents covering the items described in Sections 3.1 and 3.2 in form and substance satisfactory to the Lender.

         Section 3.4.      Filing and Recording.

         The Borrower shall, at its cost and expense, cause all instruments and documents given as security pursuant to this Agreement to be duly recorded and/or filed in all places necessary, in the opinion of the Lender, to perfect and protect the security interest of the Lender in the property covered thereby. The Borrower hereby authorizes the Lender to file any financing statement in respect of any security interest created pursuant to this Agreement which may at any time be required or which, in the opinion of the Lender, may at any time be desirable, although the same may have been executed only by the Lender, or, at the option of the Lender, to sign such financing statement on behalf of the Borrower and file the same, and the Borrower hereby irrevocably designates the Lender, its agents, representatives and designees as agents and attorneys-in-fact for the Borrower for this purpose. In the event that any recording or refiling thereof (or the filing of any statements of continuation or assignment of any financing statement) is required to protect and preserve security interest, the Borrower shall, at its cost and expense, cause the same to be re-recorded and/or refiled at the time and in the manner requested by the Lender.


           ARTICLE IV - BORROWER'S AND GUARANTOR'S REPRESENTATIONS AND
                                   WARRANTIES

         To induce the Lender to enter into this Agreement, the Borrower and Guarantor make the following representations and warranties which shall be deemed to be continuous representations and warranties so long as any credit hereunder remains available or any indebtedness of the Borrower to the Lender remains unpaid:

         Section 4.1.      Organization and Standing of Carroll Fulmer.

         Carroll Fulmer is a corporation duly organized and existing under the laws of the State of Florida and is duly qualified to do business in the State of Florida and in each jurisdiction where the failure to be so qualified would have a material adverse effect on Borrower. To the best of Carroll Fulmer's knowledge and belief, it is in material compliance with all applicable laws and regulations governing the conduct of its business and governing consummation of the transactions and its principal place of business is located in the State of Florida.

         Section 4.2.      Organization and Standing of Carolina Pacific.

         Carolina Pacific is a corporation duly organized and existing under the laws of the State of North Carolina and is duly qualified to do business in the State of North Carolina and in each jurisdiction where the failure to be so qualified would have a material adverse effect on Borrower. To the best of Carolina Pacific's knowledge and belief, it is in material compliance with all applicable laws and regulations governing the conduct of its business and governing consummation of the transactions and its principal place of business is located in the State of North Carolina.

         Section 4.3.      Organization and Standing of Capitol Warehouse.

         Capitol Warehouse is a corporation duly organized and existing under the laws of the State of Kentucky and is duly qualified to do business in the State of Kentucky and in each jurisdiction where the failure to be so qualified would have a material adverse effect on Borrower. To the best of Capitol Warehouse's knowledge and belief, it is in material compliance with all applicable laws and regulations governing the conduct of its business and governing consummation of the transactions and its principal place of business is located in the State of Kentucky.

         Section 4.4.      Organization and Standing of Service Express.

         Service Express is a corporation duly organized and existing under the laws of the State of Alabama and is duly qualified to do business in the State of Alabama and in each jurisdiction where the failure to be so qualified would have a material adverse effect on Borrower. To the best of Service Express' knowledge and belief, it is in material compliance with all applicable laws and regulations governing the conduct of its business and governing consummation of the transactions and its principal place of business is located in the State of Alabama.

         Section 4.5.      Organization and Standing of Guarantor.

         The Guarantor is a corporation duly organized and existing under the laws of the State of Florida and is duly qualified to do business in each jurisdiction in which the conduct of its business requires such qualification, including the State of Florida. To the best of the Guarantor's knowledge and belief, it is in compliance with all applicable laws and regulations governing the conduct of its business and governing consummation of the transactions contemplated hereby.

         Section 4.6.      Corporate Power and Authority.

         The execution, delivery and performance of this Agreement and any Security Documents by the Borrower and Guarantor are within its corporate powers and have been duly authorized by all necessary corporate and shareholder action, are not in contravention of law or the terms of their respective Articles of Incorporation or By-Laws or any amendment thereto, or any indenture, agreement or undertaking to which they are a party or by which they are bound, except such obligations which will be fully satisfied at the initial funding hereunder.

         Section 4.7.      Valid and Binding Obligations.

         This Agreement, the Note, the Security Documents and any other documents required hereunder, when executed and delivered by Borrower and Guarantor will constitute the legal, valid and binding respective obligations of the Borrower and Guarantor, subject to applicable bankruptcy and insolvency laws and laws affecting creditors' rights and the enforcement thereof generally.

         Section 4.8.      Consent or Filing.

         No consent, approval or authorization of, or registration, declaration or filing with any court, any governmental body or authority or other person or entity is required in connection with the valid execution, delivery or performance of this Agreement or any document required by this Agreement or in connection with any of the transactions contemplated thereby, except the filing of the financing statements contemplated hereunder.

         Section 4.9.      Financial Condition of the Borrower.

         (a) The financial statements of the Borrower, a copy of which has been furnished to the Lender, are materially correct, complete, and fairly present the financial condition of the Borrower as at the date of the financial statements and fairly present the results of the operations of the Borrower for the period covered thereby.

         (b) The Borrower has no material direct or contingent liabilities, liabilities for taxes, long-term leases, or unusual forward or long-term commitments as of the date of the Agreement which are not disclosed by, provided for, or reserved against in the financial statements or referred to in notes thereto, and at such date there are no material unrealized or anticipated losses from any unfavorable commitments of the Borrower. The financial statements furnished to the Lender have been prepared in accordance with Generally Accepted Accounting Principles applied on a consistent basis maintained throughout the period involved. There has been no material adverse change in the business, properties or condition, financial or otherwise, of the Borrower since the date of such financial statements.

         Section 4.10.     Litigation.

         There is no suit or proceeding at law or in equity (including proceedings, by or before any court, arbitrator, governmental or administrative commission, board or bureau, or other administrative agency) pending, or to the knowledge of the Borrower or Guarantor threatened, by or against or involving the Borrower or Guarantor or against any of its properties, or existence which, if adversely determined, would have a material adverse effect on the property, assets, or business or on the condition, financial or otherwise, of the Borrower.

         Section 4.11.     Disclosure and No Untrue Statements.

         No representation or warranty made by the Borrower in the Loan Documents or which will be made by the Borrower from time to time pursuant to Officer's Certificates (a) contains or will contain any material misrepresentation or material untrue statement of fact; or (b) omits or will omit to state any material fact necessary to make the statements therein not misleading, unless otherwise disclosed in writing to the Lender. There is no fact known to the Borrower or any of its executive financial officers which materially and adversely affects the business, assets, properties, or condition, financial or otherwise, of the Borrower.

         Section 4.12.     Title to Collateral.

         The Borrower has good and marketable title to, and is the holder of all of the interests in, all of the Collateral given as security to the Lender, free and clear of all pledges, liens, security interests or other encumbrances. The Borrower and Guarantor will warrant and defend the Collateral against the claims and demands of all persons.

         Section 4.13.     Payment of Taxes.

         The Borrower has filed or caused to be filed all federal, state, and local tax returns which are required to be filed by it and has paid or caused to be paid all taxes as shown on said returns or on any assessment received by it, to the extent that such taxes have become due, except as otherwise permitted by the provisions hereof, and no controversy in respect of additional income taxes which could have a material adverse effect on the Borrower is pending, or, to the knowledge of the Borrower, threatened, unless adequate reserve has been made therefor. The Borrower has set up reserves which are believed by its officers to be adequate for the payment of all taxes for which a notice of assessment has been received and for the payment of such taxes for the years that have not been audited by the respective tax authorities.

         Section 4.14.     Agreement or Contract Restrictions.

         The Borrower is not a party to, nor is it bound by, any agreement, contract, or instrument or subject to any charter or other corporate or partnership restriction which materially adversely affects the business, properties, assets, operations, or financial condition of the Borrower except as disclosed in the financial statements and notes thereto described in Section 6.2 hereof. The Borrower is not in material default in the performance, observance, or fulfillment of any obligations, covenants, or conditions contained in any agreement or instrument to which it is a party, which would have a material adverse affect on Borrower performing hereunder.

         Section 4.15.     Patents, Trademarks, Etc.

         The Borrower owns, possesses, or has the right to use all necessary patents, patent rights, licenses, trademarks, trademark rights, trade names, trade name rights, and copyrights to conduct its business as now conducted, without known conflict with any patent, patent right, license, trademark, trademark right, trade name, trade name right, or copyright of any other person or entity.

         Section 4.16.     Investment Company Act; Regulation.

          (a) The Borrower is not an "investment company," an "affiliated person" of any investment company," or a company "controlled" by an "investment company," and the Borrower is not an "investment advisor" or an "affiliated person" of an "investment advisor" (as each of the quoted terms is defined or used in the Investment Company Act of 1940, as amended).

         (b) The Borrower is not subject to regulation under any state or local public utilities code or federal, state, or local statute or regulation limiting the ability of the Borrower to incur indebtedness for money borrowed.

         Section 4.17.     Labor Matters.

         There are no strikes or other labor disputes against the Borrower or Guarantor pending or, to the Borrower's or Guarantor's knowledge, threatened. To the knowledge of Borrower, hours worked by and payment made to employees of the Borrower have not been in violation of the Fair Labor Standards Act or any other applicable law dealing with such matters. All material payments due from the Borrower on account of employee health and welfare insurance have been paid or accrued as a liability on its books.

         Section 4.18.     ERISA Requirement.

         Except as previously disclosed to Lender in writing, the Borrower does not have in force any written or oral bonus plan, stock option plan, employee welfare, pension or profit sharing plan, or any other employee benefit arrangement or understanding. In addition, the Borrower and any predecessor of the Borrower is not now or was not formerly during the five year period immediately preceding the effective date of this Agreement a participating employer in any multi employer or "multiple employer" plans within the meaning of Sections 4001 (1)(a)(3), 4063, and 4064 of ERISA. Each employee benefit plan subject to the requirements of ERISA complies in all material respects with all of the requirements of ERISA and those plans which are subject to being "qualified" under Sections 401 (a) and 501 (a) of the Internal Revenue Code of 1986, as amended from time to time, have since their adoption been "qualified" and have received favorable determination letters from the Internal Revenue Service so holding. There is no matter known to Borrower which would adversely affect the qualified tax exempt status of any such trust or plan, and except as previously disclosed to the Lender, there are no deficiencies or liabilities for any such plan or trust. No employee benefit plan sponsored by the Borrower has engaged in a nonexempt "prohibited transaction" as defined in ERISA.

         Section 4.19.     Compliance With Environmental Requirements.

         The Borrower warrants and represents to the Lender that to the best of Borrower's knowledge, the real property owned by Borrower is now and at all times hereafter will continue to be in full compliance with all federal, state and local environmental laws and regulations as they now exist or are hereafter enacted and/or amended, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, and the Hazardous and Solid Waste Amendments of 1984, as amended. The Borrower shall indemnify and hold the Lender harmless from and against any and all damages, penalties, fines, claims, liens, suits, liabilities, costs (including cleanup costs), judgments and expenses (including attorneys', consultants' or experts' fees and expenses) of every kind and nature suffered by or asserted against the Lender as a direct or indirect result of any warranty or representation made by the Borrower in this paragraph being false or untrue in any material respect or any requirement under any law, regulation or ordinance, whether local, state or federal, which requires the elimination or removal of any hazardous materials, substances, wastes or other environmentally regulated substances. The Borrower's obligations hereunder shall not be limited to any extent by the term of the indebtedness secured hereby, and, as to any act or occurrence prior to payment in full and satisfaction of the indebtedness which gives rise to liability hereunder, shall continue, survive and remain in full force and effect notwithstanding payment in full and satisfaction of the indebtedness.

         Section 4.20.     Use of Credit.

         The Loan shall be used exclusively for the purpose of supporting working capital needs and acquisitions. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying "margin stock" (within the meaning of Regulation U, Regulation X or Regulation G of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any advance hereunder will be used to purchase or carry any "margin stock," to extend credit to others for the purpose of purchasing or carrying any "margin stock," or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of Regulation U, Regulation X, or Regulation
G. Neither the Borrower nor any person acting on behalf of the Borrower has taken or will take any action which might cause the Note or any other Loan Documents, including this Agreement, to violate Regulation U, Regulation X, or Regulation G or any other regulation of the Board of Governors of the Federal Reserve system or violate Section 8 of the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect as the same may hereinafter be in effect. The Borrower owns no "margin stock" except for that described in the financial statements referred to in Section 6.2 hereof and, as of the date hereof, the aggregate value of all "margin stock" owned by the Borrower does not exceed twenty-five percent (25%) of the value of all of the Borrower's assets. In connection with the Loan, the Borrower will upon request of the Lender deliver to the Lender a statement in conformity with the requirements of Federal Reserve Form U-1 referred to in said Regulation.


                        ARTICLE V - CONDITIONS PRECEDENT

         The effectiveness of this Agreement and the obligations of the Lender to consummate any of the transactions contemplated hereby shall be subject to the satisfaction of the following conditions precedent, at or prior to the time of the funding of the loan or any part thereof:

         Section 5.1.      Documents and Instruments.

         The Lender shall have received all the instruments, documents and property contemplated to be delivered by the Borrower hereunder, and the same shall be in full force and effect.

         Section 5.2.      Correctness of Warranties.

         All representations and warranties contained herein or otherwise made to the Lender in connection herewith shall be true and correct.

         Section 5.3.      Certificates of Resolution.

         The Board of Directors of the Borrower and Guarantor and, if shareholder approval is deemed necessary by any party, the shareholders of the Borrower and Guarantor, shall have passed specific resolutions authorizing the execution and delivery of all documents and the taking of all actions called for by this Agreement, and the Borrower and Guarantor shall have furnished to the Lender copies of such resolutions, certified by its Secretary.

         Section 5.4.      Expenses of Lender.

         The Borrower promises to reimburse the Lender promptly for all reasonable out-of-pocket expenses of every nature which the Lender may incur in connection with this Agreement and the Note, the making of any loans provided for herein or the collection of the Borrower's indebtedness, including, but not limited to, any filing fees and documentary stamps. Such expenses shall be paid at closing or in a reasonable time thereafter upon receipt of written invoices. The Borrower shall also pay reasonable postclosing expenses incurred by the Lender on behalf of the Borrower, including, but not limited to, preparation of documents to terminate the loan and release the security therefor. Furthermore, the Borrower shall be liable for post-closing collection expenses, including, but not limited to, the collection of obligations of the Borrower hereunder, including reasonable attorneys' fees, including appellate proceedings, post-judgment proceedings and bankruptcy proceedings. In the event the Borrower fails to pay such expenses within a reasonable time, the Lender may either (a) disburse to itself under the terms of the Note any sums payable to Lender and such disbursement shall be considered with like effect as if same had been made to Borrower, or (b) pay such expenses on the Borrower's behalf and charge the Borrower's account.

         Section 5.5.      Supporting Documents.

         On or prior to the closing date, the Lender shall have received the following documents satisfactory in form and substance to the Lender and counsel for the Lender and, as requested by the Lender, certified by appropriate corporate or governmental authorities:

                  (a) a certificate of good standing of each Borrower certified by the Secretary of State, or other appropriate governmental authority, of the state of incorporation;

                  (b) a copy of the articles of incorporation of each Borrower certified by an appropriate officer of the Borrower that the copy is complete and that the articles of incorporation have not been amended, annulled, rescinded, or revoked;

                  (c) a copy of the bylaws of each Borrower in effect on the date of this Agreement, accompanied by a certificate from an appropriate officer of the Borrower that the copy is true and complete, and that the bylaws have not been amended, annulled, rescinded, or revoked since the date of the bylaws or the last amendment reflected in the copy, if any;

                  (d) a copy of resolutions of the Board of Directors of the Borrower authorizing the execution, delivery, and performance of the Loan Documents and the borrowing thereunder, and specifying the officer or officers of the Borrower authorized to execute the Loan Documents, accompanied by a certificate from an appropriate officer that the resolutions are true and complete, were duly adopted at a duly called meeting in which a quorum was present and acting throughout, or were duly adopted by written action, and have not been amended, annulled, rescinded, or revoked in any respect and remain in full force and effect on the date of the certificate;

                  (e) an incumbency certificate containing the names and titles of all duly elected officers and directors of the Borrower as of the date of this Agreement, accompanied by a certificate from an appropriate officer that the information is true and complete;

                  (f) such additional supporting documents as the Lender may request.

         Section 5.6.      Opinion of the Borrower's Counsel.

         On or prior to the closing date, and to the extent required by the Lender at the time of any borrowing hereunder, the Lender shall have received the favorable opinion of counsel for Borrower indicating that the execution, delivery and performance of this Agreement by the Borrower are within its corporate powers and authorized, in form and substance satisfactory to the Lender.


          ARTICLE VI - BORROWER'S AND GUARANTOR'S AFFIRMATIVE COVENANTS

         The Borrower and Guarantor, jointly and severally, covenant and agree that until the Note, together with interest and all other indebtedness to the Lender under the terms of this Agreement, is paid in full, unless specifically waived by the Lender in writing:

         Section 6.1.      Corporate Existence and Qualification.

         The Borrower and Guarantor will do, or cause to be done, all things necessary to preserve, renew and keep in full force and effect its corporate existence, its material rights, licenses and permits and comply in all material respects with all laws applicable to it, operate its business in a proper and reasonable businesslike manner and substantially as presently operated or proposed to be operated; and at all times maintain, preserve and protect all franchises and trade names and preserve all property used or useful in the conduct of its business, and keep the same in good repair, working order and condition, and from time to time make, or cause to be made, all needful and proper repairs, renewals, replacements, betterments and improvements thereto, all as reasonably necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

         Section 6.2.      Financial Statements.

         Borrower and Guarantor will each keep their books of account in accordance with generally accepted accounting practices applied on a consistent basis and will furnish to Lender the following:

         (a) Monthly financial statements of each Co-Borrower and Guarantor and subsidiaries including, at a minimum, a balance sheet, an income and expense statement and a year-to-date financial statement presenting individual as well as consolidating and consolidated financial information on each Co-Borrower and Guarantor and its subsidiaries, submitted within forty-five (45) days of the end of each month prepared by and certified as such by the chief financial officer of the applicable Co-Borrower and Guarantor stating "the undersigned hereby certifies that the attached financial information is true and correct" in all material respects, subject to audit adjustments; and containing information required by Lender, including monthly accounts receivable agings for each Co-Borrower aged by invoice date as of the end of each month, accounts payable agings for each Co-Borrower as of the end of each month, daily updated accounts receivable balances for each Co-Borrower and customer address listings as Lender may request from time to time; and

         (b) Annual financial statements of each Co-Borrower and Guarantor including, at a minimum, a balance sheet and an income and expense statement presenting individual as well as consolidating and consolidated financial information on the Borrower and Guarantor and its subsidiaries, submitted within ninety (90) days from the end of each fiscal year end, prepared by and certified as such by an independent certified public accountant acceptable to Lender which may be satisfied by delivery of Guarantor's Annual Report on Form 10-K as filed with the Securities and Exchange Commission.

The Borrower and Guarantor also, with reasonable promptness, shall furnish to the Lender such other data as the Lender may reasonably request.

         Section 6.3.      Executive Officer's Certificates.

         The financial statements of Borrower,  called for by Section 6.2(a) and
(b), shall be accompanied by a certificate of one of the principal executive officers of Guarantor stating that there exists no Event of Default as defined in this Agreement and no event which, with the giving of notice or passage of time, or both, would constitute such an Event of Default, or, if this is not the case, that one or more specified events of default or above-specified events have occurred.

         Section 6.4.      Taxes and Claims.

         The Borrower and Guarantor shall properly pay and discharge: all taxes, assessments and governmental charges upon or against any of them or their assets prior to the date on which penalties attach thereto, unless and to the extent that such taxes are being diligently contested in good faith and by appropriate proceedings and appropriate reserves therefor have been established.

         Section 6.5.   Pay Indebtedness to Lender and Perform Other Covenants.

         The Borrower shall: (a) make full and timely payments of the principal of and interest on the Note and all other indebtedness of the Borrower to the Lender, whether now existing or hereafter arising; and (b) duly comply with all the terms and covenants contained in each of the instruments and documents given to the Lender pursuant to this Agreement or of the times and places and in the manner set forth herein.

         Section 6.6.      Litigation.

         The Borrower and Guarantor will promptly notify the Lender upon the commencement of any action, suit, claim, counterclaim or proceeding against or known investigation of the Borrower (except when the alleged liability is fully covered by insurance): (a) the result of which could materially adversely affect the business of the Borrower; or (b) which questions the validity of this Agreement or any other document executed in connection herewith or any action taken or to be taken pursuant to any of the foregoing.

         Section 6.7.      Right of Inspection; Discussions.

         The Borrower will permit any person designated by the Lender, at the Borrower's expense, to visit and inspect any of the property, books, records, papers, and financial reports of the Borrower, including the making of any copies thereof and abstracts therefrom, and to discuss its affairs, finances, and accounts with its principal officers, all at such reasonable times and as often as the Lender may reasonably request. The Borrower will also permit the Lender, or its designated representative, to audit its financial and business records. Without limiting the foregoing in any way, the Borrower also agrees to allow the Lender and/or certified public accountants satisfactory to the Lender to review the Borrower's financial statements, books, and records.

         Section 6.8.      Notices.

         The Borrower will promptly give notice to the Lender of:

                  (a) the occurrence of any default or Event of Default (or event which would constitute a default or Event of Default but for the requirement that notice be given or time elapse or both) hereunder in which case such notice shall specify the nature thereof, the period of existence thereof, and the action that the Borrower proposes to take with respect thereto;

                  (b) the occurrence of any material casualty to any property of the Borrower or any other force majeure (including, without limitation, any strike or other labor disturbance) materially affecting the operation or value of the Borrower (specifying whether or not such casualty or force majeure is covered by insurance); and

                  (c) the commencement or any material change in the nature or status of any material litigation, dispute, investigation, of proceeding that may involve a claim for damages, injunctive relief, enforcement, or other relief pending, being instituted, or threatened by, against or involving the Borrower, or any attachment, levy, execution, or other process being instituted by or against any assets of the Borrower, or any other adverse change which might materially impair the conduct of the Borrower's business or might materially affect financially or otherwise its business, operations, assets, properties, prospects, or condition.

         Section 6.9.      ERISA Benefit Plans.

         The Borrower will comply with all requirements of ERISA applicable to it and will not materially increase its liabilities under or violate the terms of any present or future benefit plans maintained by it without the prior approval of the Lender. The Borrower will furnish to the Lender as soon as possible and in any event within 10 days after the Borrower or a duly appointed administrator of a plan (as defined in ERISA) knows or has reason to know that any reportable event, funding deficiency, or prohibited transaction (as defined in ERISA) with respect to any plan has occurred, a statement of the chief financial officer of the Borrower describing in reasonable detail such reportable event, funding deficiency, or prohibited transaction and any action which Borrower proposes to take with respect thereof, together with a copy of the notice of such event given to the Pension Benefit Guaranty Corporation or the Internal Revenue Service or a statement that said notice will be filed with the annual report of the United States Department of Labor with respect to such plan if such filing has been authorized.

         Section 6.10.     Insurance.

         (a) The Borrower shall at all times maintain hazard, public liability insurance and Workers Compensation policies insuring against all claims for personal or bodily injury, death or property damage occurring upon, in or about any property of the Borrower in amounts not less than $2,000,000.00 (with a maximum deductible of $1,000.00) for injury or damage to any one person and $2,000,000.00 (with a maximum deductible of $1,000.00) for injury or damage from any one accident and $100,000.00 for property damage. Such insurance coverage shall be in form and with existing carriers at current levels.

         (b) The Borrower shall furnish to Lender evidence that such insurance is in effect, upon request, at no cost to Lender, including, but not limited to, such originals or copies as the Lender may request of policies, certificates of insurance, riders and endorsements relating to such insurance and proof of premium payments. The Lender shall be under no duty to examine such certificates or to advise the Borrower in case the insurance is not in compliance herewith. All such policies shall name Lender as an additional insured.

         (c) The Borrower shall maintain existing credit insurance with existing carrier at the current level of $5,000,000 and shall provide at closing a binder from the existing carrier committing to issue credit insurance for Borrower at the level of $10,000,000 effective January 1, 1998. Thereafter and throughout the term of this Loan, Borrower will maintain such insurance with the Lender being named as Loss Payee for such insurance and shall furnish to Lender evidence of same and deliver said policy to Lender on or before January 15, 1998.

         Section 6.11.     Main Bank of Account.

         During the term of this Agreement and so long as the Borrower is obligated to the Lender under the Note, AMSOUTH BANK, a bank organized under the laws of Alabama, shall be the primary bank of account for the Borrower and Guarantor other than Capitol Warehouse and Carolina Pacific. Failure of the Borrower or Guarantor to comply with this provision shall constitute a default under the terms of this Agreement, entitling the Lender to all remedies of default hereunder.

         Section 6.12.     Net Worth Requirement.

         The Guarantor shall maintain a Net Worth of not less than TWENTY-FOUR MILLION DOLLARS ($24,000,000.00) by the end of the 1998 fiscal year. The Tangible Net Worth must not be less than a negative ($11,000,000) at the end of the 1998 fiscal year end and a negative ($11,000,000) plus 25% of the net income at the end of the 1999 fiscal year and all subsequent years and at all times thereafter.

         Section 6.13.     Leverage Ratio.

         The Guarantor shall not permit its ratio of Total Debt to Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) to be greater than 3.50:1.0 for the 1998 fiscal year end and 3.0:1.0 at all times thereafter.

         Section 6.14.     Interest Coverage Ratio.

         The Guarantor shall not permit its ratio of Earnings Before Interest, Taxes and Amortization to Interest Expense for the 1998 fiscal year end to be less than 1.50:1.0 and less than 2.0:1.0 for the fiscal year end 1999 and at all times thereafter.

         Section 6.15.     Lockbox and Accounts Receivable.

         The Borrower shall utilize Lender's lockbox service located at Post Office Box 628062, Orlando, Florida 32862-8062, or such other place as the Lender may designate in writing, in the collection of its accounts receivable and may be charged a reasonable fee. Lockbox remittances, and collection inadvertently remitted directly to the Borrower, and all other cash collections including but not limited to collections from governmental agencies will be deposited into a bank-owned collection account, where they will be held for one business day prior to being used to paydown the Line of Credit. Should transfer from collection account to paydown Line of Credit create an uncollected funds position in collection account, interest charges for the uncollected funds will be charged to account analysis. In no case, will bank incur loss on transfer of funds from collection account to Line of Credit. All proceeds from Collateral including collections of Receivables shall be applied directly to reduce outstanding indebtedness on the Line of Credit.

         (a) At any time, and from time to time, upon Lender's written request, at the Borrower's expense, Borrower will promptly execute and deliver such further agreements and documents and take such further action as Lender shall reasonably deem necessary or desirable in obtaining the full benefits of this Agreement and of the rights and powers herein granted.

         (b) If any of Borrower's Receivables shall arise out of contracts with the United States of America or any state thereof or any political subdivision, department, agency or instrumentality of such federal or state government, Borrower will, if requested by Lender, in addition to the requirements and conditions set forth above, execute any instruments and take any action required by Lender in order that all monies due or to become due under such contracts shall be assigned to Lender and notice thereof given to such federal government under the Federal Assignment of Claims Act, or in the case of a state statute or local ordinance analogous to said Claims Act, to such state government, or the appropriate political subdivision, and Lender is hereby expressly authorized as Borrower's agent to execute any such instruments and to take any such action.

         (c) Lender shall have the right to endorse Borrower's name on any and all checks, drafts, or other forms of payment received whenever necessary to collect the same, and Borrower will confirm Lender's title thereto by executing such instruments as Lender may from time to time require. At Lender's request, Borrower shall give notice of Lender's security interest in Receivables to Borrower's debtors in such form and at such times as Lender may require, and Lender may give such notice to Borrower's debtors at any time or times and collect the Receivables in Lender's name. In the event that any expenses are incurred by Lender in collecting Receivables, including the cost of maintaining any lockbox and any reasonable legal fees, such shall be an obligation of Borrower's as is herein defined.

         (d) Borrower agrees to repay and remain liable for the repayment of all loans and advances made to or for the Borrower's account and for all other obligations. It is expressly agreed that any credits given as herein provided shall be conditioned upon final payment to Lender in cash or solvent credits of the item giving rise thereto and regarding any item that is not so paid, the amount of any credit given shall be reversed, whether or not the item is returned.

         (e) As of the close of each calendar month, Lender shall render to Borrower an accounting to Borrower as to the amount which Lender shall have advanced to Borrower and as to the amount received for Borrower's account, and each account rendered shall be deemed acceptable to and binding upon us unless Borrower submits to Lender in writing notice of any exception thereto within ninety (90) days after the date thereof.

         (f) Borrower will not issue or grant any discount, credit or allowance as to Borrower's Receivables other than that which is usual and normal in the course of business unless such is shown on Borrower's invoice and reported to Lender as a deduction from the Receivables against which Lender shall make an advance.

         (g) Borrower shall immediately advise Lender of any disputes or claims as to the Receivables which Borrower believes to be substantial, and adjust them promptly at Borrower's expense.

         (h) Upon the happening of any Event of Default as hereinabove provided, then and in any such events, Lender shall have the following rights, in addition to Lender's rights and remedies under this Agreement and at law all of which shall be exercised in a commercially reasonable manner: (i) Lender shall have the right to incur reasonable attorneys' fees and legal expenses and any other necessary expenditures in the taking of possession, sale and/or preservation of the Collateral, which Borrower does hereby agree to pay, together with interest thereon from the date of such expenditures; (ii) Lender shall then and at all times thereafter have the right, without notice to Borrower, to collect, litigate, extend the time of payment of, compromise, settle for cash, credit or otherwise, and upon any terms or conditions, all or any part of the Receivables and thereby discharge and/or release the debtor and all others who may be liable for the payment of such Receivables or any part thereof; (iii) Lender may sell the Collateral, including Receivables or any in which Lender may then have a security interest, in bulk or in separate lots, at either public or private sale, without advertisement which is hereby waived, and upon sending notice to Borrower ten (10) days prior to such sale or other disposition, at such prices and upon such terms and conditions as Lender may determine and Lender is hereby authorized to be a bidder and purchaser at any such public sale and/or sales.

         (i) Borrower shall be entitled to credit only for the actual amount of the cash received by Lender as a result of its exercise of such rights, less all Lender's costs and expenses including collection and legal expenses, storage, processing, transportation and sale. If there be a surplus remaining after applying the net proceeds of any such collection of Receivables and/or sales of the Collateral to Borrower's obligations, Lender shall remit such surplus to Borrower and if there be a deficiency, Borrower shall remain liable to Lender therefor. The rights herein granted to Lender shall be in addition to and not in lieu of all other rights to which Lender is entitled under this Agreement or any supplement or amendment hereto, or at law; and resort to security shall not be required at any time.

         (j) Borrower hereby constitutes any person whom Lender may designate as Borrower's attorney-in-fact with power to send request for verification of account to any debtor of Borrower and, (a) to receive, open and dispose of all mail addressed to Borrower; (b) to endorse Borrower's name on any notes acceptances, checks, drafts, money orders or other evidences of payment or collateral that may come into Lender's possession; (c) in the event of default by Borrower hereunder to sign

Borrower's name on any invoices relating to any Receivables, or drafts against debtors, assignments and verifications of accounts and notices to debtors; and
(d) in the event of default by Borrower hereunder to do all other acts and things necessary to carry out this Agreement. All acts of such attorney-in-fact or designee shall not be liable for any acts of commission or omission nor for any error of judgment or mistake of fact or law other than gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable while any obligation shall remain unpaid.

         (k) Borrower hereby irrevocably authorizes and directs any and all accountants at any time acting for Borrower to give Lender any information it may from time to time request concerning the financial affairs of Borrower and to furnish Lender with copies of any and all statements, documents, records, paper, etc. in their possession pertaining thereto. Borrower will maintain at its own cost and expense complete records with respect to the Receivables, including but not limited to records of payment received and all credits granted with respect thereto, all adjustments thereof, and all other dealings affecting any of the Receivables. Borrower agrees that Lender has a separate security interest in all of the books and records pertaining to the Collateral and Borrower does hereby assign the same to Lender. Following an Event of Default, Borrower will deliver any such books and records to Lender or its representative at any time upon Lender's demand at Borrower's cost. During any periodic audits, Lender may inspect and make extracts from all of Borrower's books and records upon its premises.

         (l) Borrower further agrees from time to time at Lender's request to deliver to Lender any or all original or other documents which form any part of the Receivables including but not limited to all original contracts, orders, invoices, bills of lading, and shipping receipts and Lender shall succeed to all rights, remedies, securities and liens which Borrower may have with respect to the Receivables, including guaranties of Receivables or other contracts of suretyship with respect thereto, and Borrower shall deliver to Lender separate written instruments confirming Lender's security interest in (or assignments of) any of the same.

         Section 6.16.     Field Audits.

         Borrower agrees to quarterly asset based examinations of the Borrower's books, records and operations, at Borrower's expense, by the Lender or a representative of the Lender and reserves the right to require a satisfactory field examination prior to funding (other than the initial funding hereunder). The Lender also may conduct periodic verifications of accounts receivable balances by both written and telephone communication methods.

         Section 6.17.     Collateral Reporting.

         The Borrower shall provide the Lender with the following: (1) an updated accounts receivable balance submitted on a daily basis in form and substance acceptable to Lender; (2) an accounts receivable aging each month aged by invoice date, as of the end of each month within ten (10) days after the end of the month; (3) a customer address list the Lender will from time to time require; and (4) an accounts payable aging each month, as of the end of each month within twenty

(20) days after the end of the month; and (5) any other information that the Lender may from time to time require.

         Section 6.18.     Observance of Laws.

         The Borrower will conform to and duly observe in all material respects all laws, regulations, and other valid requirements of any governmental authority with respect to the conduct of its business, including but not limited to, applicable ERISA, environmental and transportation laws.

         Section 6.19.     Subsidiaries.

         The Borrower and Guarantor shall cause each of its subsidiaries to observe and perform each covenant and agreement. All computations required in connection with such financial covenants shall be made for the Guarantor and its subsidiaries on a combined or consolidated basis, after elimination of intercompany items.

         Section 6.20.     Capitalization Ratio.

         The Guarantor and its subsidiaries on a consolidated basis shall not permit its ratio of Debt to Capitalization to exceed 65.0%.


                   ARTICLE VII - BORROWER'S NEGATIVE COVENANTS

         Borrower covenants and agrees from the date hereof and until payment in full of the principal of and interest on the Note, and all other indebtedness to the Lender under this Agreement, unless the Lender shall otherwise consent in writing, which will not be unreasonably withheld or delayed, it will not, either directly or indirectly:

         Section 7.1.      Type of Business.

         Engage in any business not authorized by Borrower's Articles of Incorporation or by applicable law.

         Section 7.2.      Change in Ownership or Management.

         The Guarantor shall not, either directly or indirectly, permit any change in its Senior management or in the management of its business, without the prior written consent of the Lender.

         Section 7.3.      Acquisitions and Mergers.

         The Borrower shall not merge or consolidate or transfer substantially all of their assets (other than in a reorganization or other transaction in which no change in control occurs and such organizations remain in the transportation business) without the prior written approval of the Lender.

         Section 7.4.      Capital Expenditures.

         The Guarantor and its subsidiaries may not make Capital Expenditures, excluding expenditures for rolling stock, in an aggregate amount per fiscal year in excess of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00), without the prior written consent of the Lender.

         Section 7.5.      Guaranty.

         The Guarantor and its subsidiaries will not guarantee or otherwise in any way become responsible for obligations of any other person or entity, whether by agreement to purchase the indebtedness of any other person, or agreement for the furnishing to funds to any other person through the purchase of goods, supply of services (or by way of stock purchase, contribution, advance or loan) for the purpose of paying or discharging the indebtedness of any other person, or otherwise, except those approved in writing by Lender.

         Section 7.6.      Investment and Loans.

         The Borrower and Guarantor will not, directly or indirectly, acquire, purchase or otherwise make any investment in or make any loans to acquire any interest whatsoever in, any other person in an amount in excess of $1,000,000 in cash per acquisition or an aggregate amount of $5,000,000 in cash; except (1) Qualified Investments, or (2) the stock of any existing subsidiaries disclosed to the Lender in writing in the Loan application, or (3) acquisitions solely for stock of the Guarantor, or (4) upon obtaining written consent of Lender, provided in each case that all such organizations are in the transportation business.

         Section 7.7.      Disposition or Encumbrance of Receivables.

         The Borrower will not sell, assign or discount, or grant or permit any lien on any of its accounts or notes receivables, other than the discount of such notes in the ordinary course of the Borrower's business.

         Section 7.8.      Sale-Leasebacks.

         Other than rolling stock, the Borrower will not sell or transfer any property and lease it back for the same use, provided however, Borrower shall not have off balance sheet transactions exceeding ONE MILLION DOLLARS ($1,000,000.00) in the aggregate each year.

         Section 7.9.      Leases.

         The Borrower will not enter into any future lease (other than capitalized leases that are otherwise permitted under this commitment or leases for rolling stock), as lessee, if such lease (a) has an unexpired term (including renewals at the option of the lessee) of more than seven years, (b) provides for aggregate rental payments during any fiscal year in excess of $100,000, or (c) if the rental payments thereunder, together with all other such leases, would provide for aggregate rental payments during any fiscal year in excess of $500,000, without prior written approval of the Lender.

         Section 7.10.     Liens.

         The Borrower will not permit any lien on any of its properties or assets, whether now owned or hereafter acquired, other than any liens mutually agreed upon prior to closing or outside the normal course of business and those listed below:

                  (a)      liens in favor of Lender;

                  (b) existing liens identified in the Co-Borrower's application for this Loan, including any liens relating to the restructuring of existing fixed asset and/or vehicle financing with another financial institution;

                  (c)  deposits  under  workmen's   compensation,   unemployment
insurance and Social Security laws;

                  (d) liens imposed by law, such as carriers', warehousemen's or mechanics' and materialmen's liens, incurred in good faith in the ordinary course of business and that are not delinquent or that are subject to Permitted Contests;

                  (e) any lien arising out of any litigation, legal proceeding or judgement that is subject to a Permitted Contest, and any pledges or deposits to secure, or in lieu of, any surety, stay or appeal bond with respect to any such litigation, legal proceeding or judgement;

                  (f) liens for taxes, assessments or other governmental charges or levies that are not delinquent or that are subject to Permitted Contests;

                  (g) liens created after the Loan closing to secure the acquisition cost of vehicles and fixed assets for use in the ordinary course of business, provided that (1) any such lien is confined to the fixed assets so acquired; and (2) the indebtedness secured by such lien does not exceed the purchase price or fair market value, whichever is less, of the fixed assets so acquired at the time of their acquisition; and

                  (h) liens created by loans to shareholders secured by the shareholders restricted stock, so long as each Co-Borrower and Guarantor are in compliance with all financial covenants.

         Section 7.11.     Take or Pay Contracts.

         The Borrower will not enter into any take or pay contract.

         Section 7.12.     Other Special Covenants.

         The Borrower and Guarantor will not allow any modifications involving the inclusion of Receivables of additional subsidiaries to be made to eligible receivables in the event additional acquisitions are made, without the prior written approval of Lender.


                        ARTICLE VIII - EVENTS OF DEFAULT

         Section 8.1.      Events.

         In the event:

                  (a)      Payment of Obligations to Lender.

                  The Borrower or Guarantor fails to make payment of any principal, interest, or other amount due on any indebtedness owed the Lender hereunder within ten (10) days of the due date thereof without further notice or demand, or fails to make any other payment to the Lender as contemplated hereunder either by the terms hereof or otherwise; or

                  (b)      Representation or Warranty.

                  Any representation or warranty made or deemed made by the Borrower or Guarantor herein or in any writing furnished in connection with or pursuant to the loan application and loan commitment for the Loan or in connection with or pursuant to any certificate delivered under the Loan Documents shall be false in any material adverse respect on the date when made or when deemed made; or

                  (c)      Covenants.

                  The Borrower or Guarantor defaults in the performance or observance of or breaches any agreement, covenant, term, or condition binding on it contained in the Loan Documents for a period of thirty (30) days after written demand (provided no written demand shall be required for breach of Borrower's obligations to notify Lender of events of defaults set forth herein which require Borrower to notify Lender of same); or

                  (d)  The Borrower's Liquidation; Dissolution; Bankruptcy; Etc.

                  Any liquidation or dissolution of the Borrower or Guarantor, suspension of the business of the Borrower, or the filing or commencement by the Borrower of a voluntary petition, case, proceeding, or other action seeking reorganization, arrangement, readjustment of its debts, or any other relief under any existing or future law of any jurisdiction, domestic or foreign, state or federal, relating to bankruptcy, insolvency, reorganization or relief of debtors, or any other action of the Borrower indicating its consent to, approval of, or acquiescence in, any such petition, case, proceeding, or other action seeking to have an order for relief entered with respect to it or its debts; the application by the Borrower for, or the appointment, by consent or acquiescence of, a receiver, trustee, custodian, or other similar official for the Borrower or for all or a substantial part of its property; the making by the Borrower of an assignment for the benefit of creditors; or the inability of the Borrower or the admission by the Borrower in writing of its inability to pay its debts as they mature; or

                  (e)      Order of Dissolution.

                  Any order is entered in any proceedings against the Borrower or Guarantor decreeing the dissolution or split-up of the Borrower or Guarantor, and such order remains in effect for more than sixty (60) days; or

                  (f)      Reports and Certificates.

                  Any report, certificate or financial statement delivered to the Lender by the Borrower is at any time false or misleading in any material adverse respect; or

                  (g)      Judgments.

                  The rendition of a final uninsured judgment against the Borrower for the payment of damages or money in excess of Five Hundred Thousand Dollars ($500,000.00) if the same is not discharged, bonded off or transferred to other security or if a writ of execution or similar process is issued with respect thereto and is not stayed within the time allowed by law for filing notice of appeal of the final judgment; or

                  (h)      Liens Imposed by Law.

                  The violation of any law or any act or omission by the Borrower that results in the imposition of a lien by operation of law on any of its property, if the lien is not discharged, bonded off or transferred to other security within sixty (60) days after it has attached and if the lien relates to a claim for the payment of damages or money in excess of Five Hundred Thousand Dollars ($500,000.00); or

                  (i)      Corporate Existence.

                  Any act or omission (formal or informal) of the Borrower or Guarantor or its officers, directors, shareholders, or partners leading to, or resulting in, the termination, invalidation (partial or total), revocation, suspension, interruption, or unenforceability of its existence, or the transfer or disposition (whether by sale, lease, or otherwise) to any person of all or a substantial part of its property.

         THEN:

         In any of the above mentioned events, any holder of the Note executed pursuant hereto with notice to Borrower may, at such holder's option, declare the said Note to be fully due and payable and the same shall thereupon all immediately become due and payable in their aggregate amounts and Lender, in addition to any other remedy permitted by law, may, at its option, proceed to protect and enforce its rights by an action at law or in equity or by any other appropriate proceedings, whether for the specific performance of any covenant or agreement contained in this Agreement, or in aid of the exercise of any power granted in this Agreement, or proceed to enforce the payment of the Note or to enforce any other legal, or equitable rights of Lender, including but not limited to, the rights of Lender pursuant to the Florida Statutes and other applicable law. The events of default and remedies after default set forth in this Section 8.1 are intended to be in addition to the provisions in the Note under the captions "Events of Default" and "Remedies After Default".

         Section 8.2.      Rights and Remedies Cumulative.

         No right or remedy herein conferred upon the Lender is intended to be exclusive of any other right or remedy contained herein, in the Note, Loan Documents or in any instrument or document delivered in connection with or pursuant to this Agreement, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein and therein or now or hereafter existing at law or in equity or by statute or otherwise.

         Section 8.3.      Rights and Remedies Not Waived.

         No course of dealing between the Borrower and the Lender or any failure or delay on the part of the Lender in exercising any rights or remedies hereunder shall operate as a waiver of any rights or remedies of the Lender and no single or partial exercise of any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder.

         Section 8.4.      Waiver of Default.

         The Lender at any time may waive any default or any Event of Default which shall have occurred and any of its consequences, in which case the parties hereto shall be restored to their former positions and rights and obligations hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon, and no such waiver shall be effective unless it is in a written document executed by a duly authorized officer and then only to the extent specifically recited therein.

                           ARTICLE IX - MISCELLANEOUS

         Section 9.1.      Course of Dealing; Amendments; Waiver.

         No course of dealing between the parties hereto shall be effective to amend, modify, or change any provision of this Agreement or any other Loan Document. No amendment or waiver of any provision of this Agreement or any other Loan Document, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by Lender, unless otherwise specifically provided, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         Section 9.2.      Lien; Setoff By Lender.

         The Borrower hereby grants to the Lender a continuing lien for all indebtedness and other liabilities of the Borrower to the Lender upon any and all moneys, securities, and other property of the Borrower and the proceeds thereof, now or hereafter held or received by or in transit to, the Lender from or for the Borrower, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special) and credits of the Borrower with, and any and all claims of the Borrower against the Lender at any time existing. Upon the occurrence of any Event of Default, the Lender is hereby authorized at any time and from time to time, without notice to the Borrower, to setoff, appropriate, and apply any or all items hereinabove referred to against all indebtedness and other liabilities of the Borrower to the Lender, whether under this Agreement or otherwise, and whether now existing or hereafter arising.

         Section 9.3.      Liability of Lender to Third Parties.

         The Lender shall in no event be responsible or liable to any person other than the Borrower and Guarantor for its disbursement of or failure to disburse the funds or any part thereof, and others shall not have any claim or right against the Lender under this Agreement or the Lender's administration thereof.

         Section 9.4.      Waivers.

         Except as provided herein, the Borrower waives presentment, demand, protest, notice of default, nonpayment, partial payments and all other notices and formalities relating to this Agreement other than notices specifically required hereunder. The Borrower consents to and waives notice of the granting of indulgences or extensions of time of payment, the taking or releasing of security, the addition or release of persons primarily or secondarily liable on or with respect to liabilities of the Borrower to the Lender, all in such manner and at such time or times as the Lender may deem advisable. No act or omission of the Lender shall in any way impair or affect any of the indebtedness or liabilities of the Borrower to the Lender or rights of the Lender in any security. No delay by the Lender to exercise any right, power or remedy hereunder or under any security agreement, and no indulgence given to the Borrower in case of any default, shall impair any such right, power or remedy or be construed as having created a course of dealing or performance contrary to the specific provisions of this Agreement or as a waiver of any default by the Borrower or any acquiescence therein or as a violation of any of the terms or provisions of this Agreement. The Lender shall have the right at all times to enforce the provisions of this Agreement and all other documents executed in connection herewith in strict accordance with their terms, notwithstanding any course of dealing or performance by the Lender in refraining from so doing at any time and notwithstanding any custom in the banking trade. No course of dealing between the Borrower and the Lender shall operate as a waiver of any of the Lender's rights.

         Section 9.5.      Assignment and Participation.

         This Loan may not be assigned by the Co-Borrowers without the Lender's prior written consent. At any time, the Lender may grant one or more participations of 49% or less in this Loan to participants of its choice. Any such participant may exercise rights of setoff and banker's lien against the Co-Borrower with respect to its participation as if it had made a direct loan to the Co-Borrower. The Lender may divulge to any such participant any information the Lender may obtain with respect to the Co-Borrower, the Guarantor or any Collateral in connection with this Loan. Notwithstanding the foregoing, Lender may sell any or all of the Loan if said Loan is in default.

         Section 9.6.      Funds Not Assignable.

         The proceeds of the loan shall not be assigned by the Borrower nor subject to the process of any court upon legal action by or against the Borrower or by or against anyone claiming under or through Borrower, and for the purpose of this Agreement, the funds shall remain and be considered the money and property of the Lender until the Borrower is entitled to have them disbursed as provided herein. Nothing herein contained shall be considered as in anyway modifying, or subordinating the obligations previously given or to be given by the Borrower as security for the loan and such obligations shall be and remain in full force and effect, this Agreement being intended only as additional security for the loan and to insure its use for the purposes intended by the Lender and Borrower.

         Section 9.7.      Indemnity.

         The Borrower agrees to indemnify and hold the Lender harmless from and against all damages, claims, actions, causes of action, losses, costs, expenses, liability, penalties and interest (including attorney's fees and expenses) directly or indirectly resulting from, occurring in connection with or arising out of (a) any inaccurate representation or warranty made by or on behalf of Borrower to Lender in connection with this Loan; (b) any breach by the Borrower of any of its obligations under this Loan or the Loan Documents; or (c) this Loan and the transactions contemplated by this Loan. This Section 9.7 shall survive the execution and delivery of the Loan Documents, the closing of this Loan and the payment of this Loan in full.

         Section 9.8.      Termination by the Borrower.

         The Borrower may terminate this Agreement in its entirety by giving at least ten (10) days prior notice of its intention so to do and by payment in full of all obligations hereunder outstanding on the date specified for termination.

         Section 9.9.      Arbitration.

         Any controversy, claim, dispute or disagreement arising out of this commitment or the Loan will be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Judgement on any award rendered by the arbitrator(s) in any such arbitration may be entered in any court having jurisdiction thereof. The Co-Borrowers and the Lender specifically acknowledge and agree that this commitment involves a "transaction involving commerce" under the Federal Arbitration Act. Any arbitration shall take place in Orlando, Florida at the Lender's election.

         Section 9.10.     Notices.

         Any written notice, demand or request that is required to be made in any of the Loan Documents shall be served in person, or by registered or certified mail, return receipt requested, or by express mail or similar carrier service, addressed to the party to be served at the address set forth in the first paragraph hereof. The addresses stated herein may be changed as to the applicable party by providing the other party with notice of such address change in the manner provided in this paragraph. In the event that written notice, demand or request is made as provided in this paragraph, then in the event that such notice is returned to the sender by the United States postal system or the courier service because of insufficient address or because the party has moved or otherwise, other than for insufficient postage or payment to the courier, such writing shall be deemed to have been received by the party to whom it was addressed on the date that such writing was initially placed in the United States postal system or deposited with the courier service with the postage or cost thereof prepaid in full by the sender.

         Section 9.11.     Controlling Agreement.

         In the event any provision of this Agreement is inconsistent with any provision of any other document, whether heretofore executed, required or executed pursuant to this Agreement or otherwise, the provisions of this Agreement shall be controlling.

         Section 9.12.     Titles.

         Titles to the sections of this Agreement are solely for the convenience of the parties hereto and are not an aid in the interpretation of this Agreement or any part thereof.

         Section 9.13.     Venue and Jurisdiction.

         In any litigation in connection with or to enforce this Agreement or any of the other Loan Documents, the Borrower irrevocably consents to and confers personal jurisdiction on the courts of the State of Florida located in Orange County or the United States courts located within the Middle District of the State of Florida, expressly waives any objections as to venue in any of such courts, and agrees that service of process may be made on the Borrower by mailing a copy of the summons and complaint by registered or certified mail, return receipt requested, to the address set forth herein below the name of the Borrower on the signature page hereto (or otherwise expressly provided in writing). Nothing contained herein shall, however, prevent the Lender from bringing any action or exercising any rights within any other court in Florida or from obtaining personal jurisdiction by any other means available by applicable law.

         Section 9.14.     Governing Law.

         The validity, interpretation, and enforcement of this Agreement, of the rights and obligations of the parties hereto, and of the other documents delivered in connection herewith shall be governed by, and construed and interpreted in accordance with, the laws of the State of Florida, excluding those laws relating to the resolution of conflicts between laws of different jurisdictions.

         Section 9.15.     Legal or Governmental Limitations.

         Anything contained in this Agreement to the contrary notwithstanding, the Lender shall not be obligated to extend credit or make any loans to the Borrower in an amount in violation of any limitations or prohibitions provided by any applicable statute or regulation.

         Section 9.16.     Counterparts.

         This Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

         Section 9.17.     Waiver of Trial By Jury.

         The Borrower, the Guarantor and the Lender knowingly, voluntarily and intentionally waive the right any of them may have to a trial by jury in respect of any litigation based hereon, or arising out of, under or in connection with the Loan Documents and any agreement contemplated to be executed in conjunction therewith, or any course of conduct, course of dealing, statements (whether verbal or written) or actions of any party. This provision is a material inducement for the Lender entering into the loan evidenced by the Loan Documents.

         Section 9.18.     Confidentiality.

         Lender acknowledges that Guarantor is a Reporting Company under the Exchange Act of 1934, as amended, and agrees to keep confidential and not to use in any manner other than in connection with this Agreement, any nonpublic information obtained by the Lender in connection herewith.

         Section 9.19.     Total Liability of Each Co-Borrower.

         Notwithstanding anything to the contrary in the Loan Documents, the total liability of each Co-Borrower under the Loan Documents shall not exceed the amount disbursed to or on behalf of such Co-Borrower together with interest costs and attorney fees. Nothing contained in this paragraph shall limit the liability of the Guarantor pursuant to the Guaranty.

         IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

Signed, sealed and delivered             AMSOUTH BANK, a bank organized under
in the presence of:                      the laws of Alabama


                                         By: /s/ Anthony Stiffler
                                         Anthony Stiffler,
                                         Vice President

                                                    "Lender"


                                         CARROLL FULMER & COMPANY, INC.,
                                         a Florida corporation


                                         By: /s/ Philip A. Belyew
                                         Philip A. Belyew,
                                         Chairman of the Board



                                         CAROLINA PACIFIC DISTRIBUTORS, INC.,
                                         a North Carolina corporation


                                         By: /s/ Philip A. Belyew
                                         Philip A. Belyew,
                                         Chairman of the Board

                                         CAPITOL WAREHOUSE, INC.,
                                         a Kentucky corporation


                                         By: /s/ Philip A. Belyew
                                         Philip A. Belyew,
                                         Chairman of the Board



                                         SERVICE EXPRESS, INC.,
                                         an Alabama corporation


                                         By: /s/ Philip A. Belyew
                                         Philip A. Belyew,
                                         Chairman of the Board

                                                   "Borrower"


                                         TRANSIT GROUP, INC.,
                                         a Florida corporation


                                         By: /s/ Philip A. Belyew
                                         Philip A. Belyew,
                                         President and Chief Executive Officer

                                                   "Guarantor"




STATE OF GEORGIA

COUNTY OF ________________

         The foregoing instrument was acknowledged before me this _____ day of December, 1997, by Anthony Stiffler as Vice President of AmSouth Bank, a bank organized under the laws of Alabama, on behalf of the bank. He is personally known to me or has produced _______________________________ as identification.


                                         ------------------------------------
                                         Notary Public
                                         My Commission Expires:

STATE OF GEORGIA

COUNTY OF ________________

         The foregoing instrument was acknowledged before me this _____ day of December, 1997, by Philip A. Belyew, as Chairman of the Board of Carroll Fulmer & Company, Inc., a Florida corporation, on behalf of the corporation. He is personally known to me or has produced _______________________________ as identification.


                                         ------------------------------------
                                         Notary Public
                                         My Commission Expires:



STATE OF GEORGIA

COUNTY OF _____________

         The foregoing instrument was acknowledged before me this _____ day of December, 1997, by Philip A. Belyew, as Chairman of the Board of Carolina Pacific Distributors, Inc., a North Carolina corporation, on behalf of the corporation. He is personally known to me or has produced _______________________________ as identification.


                                         ------------------------------------
                                         Notary Public
                                         My Commission Expires:


STATE OF GEORGIA

COUNTY OF _____________

         The foregoing instrument was acknowledged before me this _____ day of December, 1997, by Philip A. Belyew, as Chairman of the Board of Capitol Warehouse, Inc., a Kentucky corporation, on behalf of the corporation. He is personally known to me or has produced _______________________________ as identification.


                                         ------------------------------------
                                         Notary Public
                                         My Commission Expires:

STATE OF GEORGIA

COUNTY OF _____________

         The foregoing instrument was acknowledged before me this _____ day of December, 1997, by Philip A. Belyew, as Chairman of the Board of Service Express, Inc., an Alabama corporation, on behalf of the corporation. He is personally known to me or has produced _______________________________ as identification.


                                         ------------------------------------
                                         Notary Public
                                         My Commission Expires:



STATE OF GEORGIA

COUNTY OF _____________

         The foregoing instrument was acknowledged before me this _____ day of December, 1997, by Philip A. Belyew, as President and Chief Executive Officer of Transit Group, Inc., a Florida corporation, on behalf of the corporation. He is personally known to me or has produced _______________________________ as identification.


                                         ------------------------------------
                                         Notary Public
                                         My Commission Expires:

             AMENDMENT TO ADVISED REVOLVING LINE OF CREDIT AGREEMENT


         THIS AGREEMENT dated as of the 14th day of January, 1998, by and between AMSOUTH BANK, a bank organized under the laws of Alabama, whose mailing address is Post Office Box 588001, Orlando, Florida 32858 (the "Lender"), and CARROLL FULMER & COMPANY, INC., a Florida corporation, whose address is P. O. Box 5000, Groveland, Florida 34736-5000 ("Carroll Fulmer") and CAROLINA PACIFIC DISTRIBUTORS, INC., a North Carolina corporation, whose address is 5625 Surrett Drive Extension, Archdale, North Carolina 27263 ("Carolina Pacific") and CAPITOL WAREHOUSE, INC., a Kentucky corporation, whose address is 403 W. Main Street, Frankfurt, Kentucky 40601 ("Capitol Warehouse") and SERVICE EXPRESS, INC., an Alabama corporation, whose address is P.O. Box 1009, Tuscaloosa, Alabama 35403 ("Service Express") (Carroll Fulmer, Carolina Pacific, Capitol Warehouse and Service Express are together hereinafter referred to as the "Borrower" and individually referred to as a "Co-Borrower"; references applicable to Borrower shall also be applicable to each Co-Borrower), and TRANSIT GROUP, INC., a Florida corporation, whose address is Overlook III, 2859 Paces Ferry Road, Suite 1740, Atlanta, Georgia 30339 (the "Guarantor").


                              W I T N E S S E T H:

         WHEREAS, the Lender, the Borrower and Guarantor entered into an Advised Revolving Line of Credit Agreement dated as of December 18, 1997 (the "Loan Agreement"), which Loan Agreement provides that the Borrower may borrow from Lender and repay and reborrow a principal amount not to exceed TWENTY MILLION DOLLARS ($20,000,000.00); and

         WHEREAS, the Lender, the Borrower and the Guarantor desire to modify the terms and conditions of the Loan Agreement in the manner hereinafter set forth to permit other subsidiaries of Transit Group, Inc. to join in the Loan Agreement from time to time and be bound by its terms; and

         WHEREAS, the loan arrangement made pursuant to the Loan Agreement is evidenced by a Revolving Credit Note in the principal sum of TWENTY MILLION DOLLARS ($20,000,000.00) (the "Note") as may be amended or restated from time to time; and

         WHEREAS, the Guarantor hereby confirms its guaranty of payment of the indebtedness of Borrower to Lender in accordance with the guaranty executed by Guarantor.

         NOW, THEREFORE, in consideration of the mutual promises, conditions, representations and warranties hereinafter set forth and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have mutually agreed as follows:

         1. The definitions of "Borrower" and "Co-Borrower" are hereby amended and are restated in their entireties as follows:

                  CARROLL FULMER & COMPANY, INC., a Florida corporation ("Carroll Fulmer"), and CAROLINA PACIFIC DISTRIBUTORS, INC., a North Carolina corporation ("Carolina Pacific"), and CAPITOL WAREHOUSE, INC., a Kentucky corporation ("Capitol Warehouse"), SERVICE EXPRESS, INC., an Alabama corporation ("Service Express"), RAINBOW TRUCKING SERVICES, INC., an Indiana corporation ("Rainbow Trucking") and any and all other subsidiaries of Transit Group, Inc., a Florida corporation (together herein referred to as the "Subsidiaries"or individually as the "Subsidiary") which subsequently enter into a Joinder to Advised Revolving Line of Credit Agreement and Joinder to Security Agreement (Carroll Fulmer, Carolina Pacific, Capitol Warehouse, Service Express, Rainbow Trucking and Subsidiaries are together hereinafter referred to as the "Borrower" and individually referred to as a "Co-Borrower"; references applicable to Borrower shall also be applicable to each Co-Borrower).

         2. Section 8.1 Events, subparagraph (i), of the Advised Revolving Line of Credit Agreement is hereby amended and restated in its entirety as follows:

                  "(i)     Corporate Existence.

                  Any act or omission (formal or informal) of the Borrower or Guarantor or its officers, directors, shareholders, or partners leading to, or resulting in, the termination, invalidation (partial or total), revocation, suspension, interruption, or unenforceability of its existence, or the transfer or disposition (whether by sale, lease, or otherwise) to any person of all or a substantial part of its property; or"

         3. The Advised Revolving Line of Credit Agreement is hereby amended by adding Section 8.1 Events subparagraph (j) in its entirety as follows:

                  "(j)     Execution of Guaranty; Opinion of Counsel.

                  The Board of Directors of the Guarantor fails to pass a resolution authorizing the execution by Guarantor of a Continuing and Unconditional Guaranty in the form attached hereto as Exhibit "A" (the "New Guaranty") which shall replace and supersede the Continuing and Unconditional Guaranty dated as of December 18, 1997, and deliver the New Guaranty duly executed by Guarantor and a certified copy of such resolution to Lender on or before March 15, 1998, accompanied by a favorable opinion of counsel for Guarantor indicating that the corporate resolution has been properly executed by the Guarantor and the execution and delivery of such corporate resolution are within its corporate powers and authorized, in form and substance satisfactory to the Lender."

         4. Subsidiaries may join in this credit accommodation by:

                  a. executing and delivering to Lender with the consent of Lender the Joinder to Advised Revolving Line of Credit Agreement and Joinder to Security Agreement in the form attached hereto as Exhibit "B"; and

                  b. executing and delivering to Lender an Allonge in the form attached hereto as Exhibit "C" whereas the Subsidiary becomes a Maker on the Note; and

                  c. executing and delivering to Lender a UCC-1 Financing Statement perfecting the pledge of the Subsidiary's Collateral as security for the Note; and

                  d. executing and delivering to Lender a tax indemnity agreement, out-of-state closing affidavit, corporate borrowing resolution, certification certificate and other documents or affidavits as may be required by Lender; and

                  e. delivering to Lender an opinion of Subsidiary's counsel in form and content satisfactory to Lender.

         5. Nothing herein invalidates or shall impair or release any covenant, condition, agreement or stipulation in the Loan Agreement, and the same, except as herein modified, shall continue in full force and effect and the Borrower further covenants and agrees to perform and comply with each and every of the covenants, agreements, conditions and stipulations of the Loan Agreement which are not inconsistent herewith.

         6. The Guarantor joins in the execution of this Amendment to Advised Revolving Line of Credit Agreement ("Amendment") to specifically consent to the terms and conditions hereof and to reconfirm its guaranty of Borrower's obligations under the Loan Agreement and Note.

         7. Except as herein amended, the Loan Agreement is confirmed in its entirety.

         8. In the case of conflict between the provisions of the Loan Agreement, on the one hand, and this Amendment, on the other hand, the provisions of this Amendment shall prevail.

         9. This Amendment may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same Amendment.

         IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

Signed, sealed and delivered             AMSOUTH BANK, a bank organized under
in the presence of:                      the laws of Alabama


                                         By: /s/ Anthony Stiffler
                                         Anthony Stiffler,
                                         Vice President

                                                  "Lender"


                                         CARROLL FULMER & COMPANY, INC.,
                                         a Florida corporation


                                         By: /s/ Philip A. Belyew
                                         Philip A. Belyew,
                                         Chairman of the Board


                                         CAROLINA PACIFIC DISTRIBUTORS, INC.,
                                         a North Carolina corporation


                                         By: /s/ Philip A. Belyew
                                         Philip A. Belyew,
                                         Chairman of the Board



                                         CAPITOL WAREHOUSE, INC.,
                                         a Kentucky corporation


                                         By: /s/ Philip A. Belyew
                                         Philip A. Belyew,
                                         Chairman of the Board

                                         SERVICE EXPRESS, INC.,
                                         an Alabama corporation


                                         By: /s/ Philip A. Belyew
                                         Philip A. Belyew,
                                         Chairman of the Board

                                                 "Borrower"


                                         TRANSIT GROUP, INC.,
                                         a Florida corporation


                                         By: /s/ Philip A. Belyew
                                         Philip A. Belyew,
                                         President and Chief Executive Officer

                                                 "Guarantor"




STATE OF GEORGIA

COUNTY OF ________________

         The foregoing instrument was acknowledged before me this _____ day of January, 1998, by Anthony Stiffler as Vice President of AmSouth Bank, a bank organized under the laws of Alabama, on behalf of the bank. He is personally known to me or has produced _______________________________ as identification.


                                         ------------------------------------

                                         Notary Public
                                         My Commission Expires:

STATE OF GEORGIA

COUNTY OF ________________

         The foregoing instrument was acknowledged before me this _____ day of January, 1998, by Philip A. Belyew, as Chairman of the Board of Carroll Fulmer & Company, Inc., a Florida corporation, on behalf of the corporation. He is personally known to me or has produced _______________________________ as identification.


                                         ------------------------------------
                                         Notary Public
                                         My Commission Expires:


STATE OF GEORGIA

COUNTY OF _____________

         The foregoing instrument was acknowledged before me this _____ day of January, 1998, by Philip A. Belyew, as Chairman of the Board of Carolina Pacific Distributors, Inc., a North Carolina corporation, on behalf of the corporation. He is personally known to me or has produced _______________________________ as identification.


                                         ------------------------------------
                                         Notary Public
                                         My Commission Expires:



STATE OF GEORGIA

COUNTY OF _____________

         The foregoing instrument was acknowledged before me this _____ day of January, 1998, by Philip A. Belyew, as Chairman of the Board of Capitol Warehouse, Inc., a Kentucky corporation, on behalf of the corporation. He is personally known to me or has produced _______________________________ as identification.


                                         ------------------------------------
                                         Notary Public
                                         My Commission Expires:

STATE OF GEORGIA

COUNTY OF _____________

         The foregoing instrument was acknowledged before me this _____ day of January, 1998, by Philip A. Belyew, as Chairman of the Board of Service Express, Inc., an Alabama corporation, on behalf of the corporation. He is personally known to me or has produced _______________________________ as identification.


                                         ------------------------------------
                                         Notary Public
                                         My Commission Expires:



STATE OF GEORGIA

COUNTY OF _____________

         The foregoing instrument was acknowledged before me this _____ day of January, 1998, by Philip A. Belyew, as President and Chief Executive Officer of Transit Group, Inc., a Florida corporation, on behalf of the corporation. He is personally known to me or has produced _______________________________ as identification.


                                         ------------------------------------
                                         Notary Public
                                         My Commission Expires: